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                                 Exhibit 10.19

                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)

                            Statement of Operations
          For the Period from July 1, 1998 through September 30, 1998
                                  (Unaudited)

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
Revenue:
  Rental income                                                                  $       -
  Tenant reimbursements for common area charges, insurance and taxes                     -
  Other income                                                                      11,754
                                                                                 ---------

                                                                                    11,754
                                                                                 ---------
Expenses:
  Interest, including amortization of debt discount and debt issuance costs              -
  Property taxes                                                                         -
  Fees and reimbursements to managing general partner                                    -
  Other management fees                                                                  -
  Repairs and maintenance                                                                -
  Utilities                                                                              -
  Other administrative                                                               8,464
  Environmental costs                                                             (233,366)
                                                                                 ---------

                                                                                  (224,902)
                                                                                 ---------

                  Net earnings                                                   $ 236,656
                                                                                 =========

Net earnings per limited partnership unit
  using the weighted average number of
  limited partnership units outstanding
  of 22,000                                                                      $   10.76
                                                                                 =========
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